SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 19, 2004

                        MCKENZIE BAY INTERNATIONAL, LTD.
                          (EXACT NAME OF REGISTRANT AS
                           SPECIFIED IN ITS CHARTER)

                      DELAWARE                               000-49690
   (STATE OR OTHER JURISDICTION OF INCORPORATION)    (COMMISSION FILE NUMBER)

                                   51-0386871
                                 (IRS EMPLOYER
                              IDENTIFICATION NO.)

                                 975 SPAULDING
                             GRAND RAPIDS, MICHIGAN
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                                     49546
                                   (ZIP CODE)
                         REGISTRANT'S TELEPHONE NUMBER,
                      INCLUDING AREA CODE:  (616) 940-3800


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Item 5.   Other Events.

McKenzie Bay International, Ltd. (the "Company") issued a press release, dated April 19, 2004 entitled-"WindStor(SM) Team assembled - Freedom Tower response submitted ". The press release is in its entirety below:

PRESS RELEASE


WindStor(SM) Team assembled - Freedom Tower response submitted

Monday April 19, 5:41 pm ET

NEW YORK, NY and BRIGHTON, MI, April 19 /PRNewswire-FirstCall/ - McKenzie Bay International Ltd. ("MKBY") (OTC:MKBY.PK - News) has assembled a world class Team to complete development and the intended commercialization and operation of its WindStor(SM) system, a renewable energy generation, storage and distribution system for "urban" and "remote" locations, and its DERMOND's Vertical Axis Wind Turbine "DWT(SM)". Integration of the breadth of expertise and depth of experience of Team members and their commitment to renewable energy make the Team uniquely qualified to lead WindStor and DERMOND wind turbines to new, innovative, wind energy markets.

Team members include large, multi-faceted, international companies, a host of smaller companies with industry specific expertise and experience, and governmental agencies. Members include Siemens Westinghouse (NYSE:SI - News), ABB (NYSE:ABB - News), Marsh McLennan (NYSE:MMC - News), Carter & Burgess Inc. and Valence Technology Inc. (NASDAQ:VLNC - News). A summary list of Team members and function(s) within the Team is presented on the following page.

Freedom Tower

----------------------------------------------------------------------------

In response to an invitation, MKBY submitted a "Request for Qualifications" ("RFQ") of its WindStor(SM) Team to World Trade Center Properties, LLC, an affiliate of Silverstein Properties, Inc, for development, installation, operation and maintenance of a "Vertical Wind Farm" to be located in the upper section of the Freedom Tower.

A "Base Case Configuration" and an "Alternative Configuration" for the Freedom Tower's Vertical Wind Farm were presented in the RFQ. The Base Case consists of thirty (30) DWT 100 kW DERMOND Wind Turbines. In the aggregate, approximate Base Case rated capacity is 3.0 MW and preliminary estimates for annual energy production equal 11,492 MWh averaging 1.3 MWh.

The Alternative Case consists of a full WindStor(SM) system, which includes the thirty DERMOND turbines from the Base Case plus a Vanadium-based battery and MKBY's "proprietary" system integrator.

WindStor could provide several additional electricity management advantages including the means to address peak consumption and demand power charge assessments through the integrator's ability to always select the lowest cost power source. Other advantages could include a:

large capacity backup power source in case of grid failure,

- quality of powermanagement,

and

- power cost management.

Contact:   Investor Relations - Richard Kaiser - 800-631-8127 or
(001-757-306-6090) McKenzie Bay International Ltd - info@mckenziebay.com

This information statement contains statements that are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as 'estimates,' 'anticipates,' 'plans,' 'believes,' 'projects,' 'expects,' 'intends,' 'predicts,' 'future,' 'may,' 'potential,' 'contemplates,' 'will,' 'should,' 'could,' 'would' or the negative of such terms or other comparable terminology. These statements relate to the Company's future operations and financial performance or other future events. These statements are only predictions and not guarantees of future success. Many of the forward-looking statements are based on assumptions about future events that may prove inaccurate. Actual events, results, performance or achievements may differ materially from the events, results, performance or achievements discussed in the forward-looking statements. McKenzie Bay undertakes no obligation to revise, update or clarify forward-looking statements to reflect events or conditions after the date of this information statement.




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Source: McKenzie Bay International Ltd.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


MCKENZIE BAY INTERNATIONAL, LTD.


Date:April 20, 2004

By: /s/ Gregory N. Bakeman
---------------------------
      Gregory N. Bakeman
      Chief Financial Officer,
      Treasurer and Director